UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2023

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Postponement of Shareholder Meeting

On June 2, 2023, Blue Ocean Acquisition Corp (“Blue Ocean” or the “Company”) issued a press release announcing that the extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Friday, June 2, 2023 at 11:00 a.m., Eastern Time, is being postponed to June 6, 2023 at 2:00 p.m., Eastern Time (the “Postponement”).

At the Shareholder Meeting, shareholders will be asked to vote on the following proposals: (i) to amend the Company’s amended articles of association (the “Extension Amendment Proposal”) to extend the date by which the Company must complete an initial business combination from June 7, 2023 to June 7, 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to 12 times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (the “Extension”), (ii) to amend the Company’s amended articles of association to permit for the issuance of Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) to holders of Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), upon the exercise of the right of a holder of the Company’s Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment Proposal”) and (iii) to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

As a result of this Postponement, the Shareholder Meeting will now be held at 2:00 p.m., Eastern Time, on June 6, 2023. The Shareholder Meeting will still be held at the offices of Sidley Austin LLP at 787 7th Avenue, New York, New York 10019.  Shareholders may withdraw any election to have their Class A Ordinary Shares redeemed in connection with the Extension prior to the vote at the Shareholder Meeting. Shareholders who wish to withdraw redemptions should contact the Company's transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A Ordinary Shares and Class B Ordinary Shares as of the close of business on May 4, 2023, the record date for the Shareholder Meeting, are entitled to vote at the Shareholder Meeting or any adjournment thereof.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the definitive proxy statement, filed with the Securities and Exchange Commission (“SEC”) on May 16, 2023, relating to the Shareholder Meeting (the “Definitive Proxy Statement”) as set forth below (the “Proxy Supplement”) to provide information about the Postponement.

There is no change to the location, the record date, or any of the proposals to be acted upon at the Special Meeting.

 SUPPLEMENT TO PROXY STATEMENT

OF

BLUE OCEAN ACQUISITION CORP

Dated June 2, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2023, relating to the Company’s extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Friday, June 2, 2023, at 11:00 a.m., Eastern Time, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On June 2, 2023, the Company issued a press release announcing that it has determined to postpone (the “Postponement”) the date of the Shareholder Meeting from June 2, 2023 to June 6, 2023. As a result of this change, the Shareholder Meeting will now be held at 2:00 p.m. Eastern Time on June 6, 2023 at the offices of Sidley Austin LLP, located at 787 7th Avenue, New York, New York 10019.

Redemptions

Shareholders may withdraw any election to have their Class A Ordinary Shares redeemed in connection with the Shareholder Meeting prior to the vote at the Shareholder Meeting. Shareholders who wish to withdraw redemptions should contact the Company's transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal or Founder Share Conversion Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Blue Ocean, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Extension. Information about the directors and executive officers of Blue Ocean is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the proxy solicitation of the shareholders of Blue Ocean and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

Additional Information and Where To Find It

On May 16, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Blue Ocean at 2 Wisconsin Circle, 7th Floor, Chevy Chase, Maryland 20815.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated June 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: June 2, 2023	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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